Exhibit 3.3

Pennsylvania Department of State
Bureau of Corporations and Charitable Organizations
PO Box 8722 | Harrisburg, PA 17105-8722
T:717-787-1057
dos.pa.gov/BusinessCharities

Entity Name:	A&A AUTO PARTS STORES, INC.

Jurisdiction:	PENNSYLVANIA	Issuance Date:	11/21/2022

Entity No.:	0002872663	Receipt No.:	000259154

Entity Type:	Domestic Business Corporation	Certificate No.:	005254931

Document Listing

Image No.	Date Filed	Effective Date	Filing Description	No. of Pages
A5589196-1	04/19/1999	04/19/1999	Initial Filing	2

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I, Leigh M. Chapman, Acting Secretary of the Commonwealth of Pennsylvania, do hereby certify that the attached document(s) referenced above are true and correct copies and were filed in this office on the date(s) indicated above.

IN TESTIMONY WHEREOF, I have hereunto set my hand and caused the seal of my office to be affixed, the day and year above written LEIGH M. CHAPMAN Acting Secretary of the Commonwealth

Verify this certificate online at www.file.dos.pa.gov

04/19/99 13:30 FAX 717-655-8115 KEYSTONE AUTO 02
Microfilm Number 9529-260	Filed with the Department of State on APR 19 1999
Entity Number 2872663	/s/Kim
Secretary of the Commonwealth CK
ARTICLES OF INCORPORATION-FOR PROFIT OF
A&A Auto Parts Stores, Inc.
Name of Corporation A TYPE OF CORPORATION INDICATED BELOW

Indicate type of domestic corporation:

Business-stock (15 Pa.C.S. § 1306)	Management (15 Pa.C.S. § 2702)

Business-nonstock (15 Pa.C.S.§ 2102)	Professional (15 Pa.C.S. § 2903)

Business-statutory close (15 Pa.C.S. § 2303)	Insurance (15 Pa.C.S. § 3101)

Cooperative (15 Pa.C.S. § 7102)

DSC8:15-1306/2102/2303/2702/2903/3101/7102A (Rev 91)

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned, desiring to incorporate a corporation for profit hereby, state(s) that:
1. The name of the corporation is: A&A Auto Parts Stores, Inc.

2. The (a) address of this corporations initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a)	44 Tunkhannock Avenue	Exeter	PA	18643	Luzerne
	Number and Street	City	State	Zip	County

(b)c/o:
	Name of Commercial Registered Office Provider			County

For a corporation represented by (a) commercial registered office provider, the country (b)shall be deemed the county in which the corporation is located for venue and official publication purposes.
3. The corporation is incorporated under the provisions of the Business Corporation Law of 1988.
4. The aggregate number of shares authorized is: 100,000 (other provisions, if any, attach 8 ½ x 11 sheet)
5. The name and address, including number and street, if any, of each incorporator is:

Name	Address

Ann B. Cianflone	44 Tunkhannock Avenue, Exeter, PA 18643

APR 1999
PA Dept of State

04/19/99 13:30 FAX 717-655-8115            KEYSTONE AUTO                03
DSC8:15-1306/2102/2303/2702/2903/3101/7102A (Rev 91)-2

6. The specified effective date, if any, is     April 20 1999
month day year hour, if any
7. Additional provisions of the articles, if any, attach on 8 ½ x 11 sheet.
8. XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXX.
9. Cooperative corporations only: (Complete and strike out inapplicable term) The common bond of membership among its members/shareholders is: n/a    .

IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed these Articles of Incorporation this
_19th day of April , 1999.

/s/ Ann Cianflone
(Signature)

(Signature)